UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 2, 2004
                                                         ----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                             000-22537-01 23-2215075
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          (Commission File Number) (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA    19512
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               (Address of Principal Executive Offices)        (Zip Code)

                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code


        N/A (Former Name or Former Address, if Changed Since Last Report)
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ---      Written   communication   pursuant   to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         --- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         --- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         --- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
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     On December 2, 2004, the  Compensation  Committee of the Board of Directors
of National Penn Bancshares, Inc. granted non-qualified stock options for National Penn common stock to various National Penn officers, including executive officers, under National Penn's Officers' and Key Employees' Stock Compensation Plan. This Plan was approved by National Penn's shareholders in 1997. In accordance with the Plan:

     o Each option has an exercise price of $28.502 per share (the average of the closing prices of National Penn common stock over the ten trading days period ending on December 2, 2004).

     o Each option vests (becomes exercisable) in 20 percent increments annually, beginning December 2, 2005.

     o Each option expires on January 2, 2015 if not earlier exercised, forfeited or terminated.

     The following individuals received stock options for the number of shares indicated:

     o    Wayne R. Weidner, Chairman and Chief Executive Officer - 47,000.

     o    Glenn E. Moyer, President - 35,000.

     o    Bruce G. Kilroy, Group Executive Vice President - 10,000

     o    Garry D. Koch, Group Executive Vice President - 10,000.

     o    Paul W. McGloin, Group Executive Vice President - 10,000.

     o    Michael R. Reinhard, Group Executive Vice President - 10,000.

     o Gary L. Rhoads - Group Executive Vice President and Chief Financial Officer - 10,000.

     o    Sandra L. Spayd, Group Executive Vice President - 10,000.

     o    Sharon L. Weaver, Group Executive Vice President - 10,000.

     o    Donald P. Worthington, Executive Vice President - 5,000.

     o Michelle H. Debkowski, Senior Vice President and Chief Accounting Officer - 4,500.

     o    Hugh J. Garchinsky, Executive Vice President - 3,500.

     The Plan, as amended to date, is included in National Penn's Report on Form 8-K dated September 26, 2001 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on September 27, 2001.

     Each of the above stock options is evidenced by a Stock Option Agreement between National Penn and the option holder, in the form filed in this Report as
Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits.

     10.1 - Form of Stock Option Agreement for Non-Qualified Stock Option Grant for Officers or Employees.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL PENN BANCSHARES, INC.


                                          By /s/ Wayne R. Weidner
                                          ------------------------
                                          Name: Wayne R. Weidner
                                          Title: Chairman and CEO


Dated:  December 5, 2004

                                  EXHIBIT INDEX
                                  -------------

  Exhibit Number                   Description
  --------------                   -----------

        10.1 - Form of Stock Option Agreement for Non-Qualified Stock Option Grant for Officers or Employees.